Exhibit 99.1

Essent Group Ltd. Announces Fourth Quarter & Full Year 2023 Results and Increases Quarterly Dividend
HAMILTON, Bermuda--(BUSINESS WIRE)--February 9, 2024--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended December 31, 2023 of $175.4 million or $1.64 per diluted share, compared to $147.4 million or $1.37 per diluted share for the quarter ended December 31, 2022. For the full year 2023, net income was $696.4 million or $6.50 per diluted share, compared to $831.4 million or $7.72 per diluted share for 2022.
Essent also announced today that its Board of Directors has declared a quarterly cash dividend of $0.28 per common share. The dividend is payable on March 22, 2024, to shareholders of record on March 13, 2024.

“We are pleased with our fourth quarter and full year 2023 financial results, which benefited from favorable credit performance and higher interest rates,” said Mark A. Casale, Chairman and Chief Executive Officer. “Our results continue to demonstrate the earnings power of our business and provide us with attractive levels of operating cash flows, indicating the overall strength and stability of our franchise.”
Financial Highlights:
•New insurance written for the fourth quarter of 2023 was $8.8 billion, compared to $12.5 billion in the third quarter of 2023 and $13.0 billion in the fourth quarter of 2022.

•Insurance in force as of December 31, 2023 was $239.1 billion, compared to $238.7 billion as of September 30, 2023 and $227.1 billion as of December 31, 2022.

•Net investment income for the fourth quarter of 2023 was $50.6 million, up 34% from the fourth quarter of 2022. In 2023, net investment income was $186.1 million, up 50% from 2022.

•On January 8, 2024, S&P Global Ratings raised its long-term financial strength and issuer credit ratings on Essent Guaranty, Inc. and Essent Reinsurance Ltd. to ‘A-’ from ‘BBB+’, with a stable outlook.

Conference Call:
Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/events-and-presentations/events/default.aspx. The call may also be accessed by dialing 888-330-2384 inside the U.S., or 240-789-2701 for international callers, using passcode 9824537 or by referencing Essent.

A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 800-770-2030 inside the U.S., or 647-362-9199 for international callers, passcode 9824537.

In addition to the information provided in the Company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/financials/quarterly-results/default.aspx.
Forward-Looking Statements:
This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," “should,” “expect,” "plan," "anticipate," "believe," “estimate,” “predict,” or "potential" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers; lenders or investors seeking alternatives to private mortgage insurance; deteriorating economic conditions (including inflation, rising interest rates and other adverse economic trends); the impact of COVID-19 and related economic conditions; an increase in the number of loans insured through Federal government mortgage insurance programs, including those offered by the Federal Housing Administration; decline in new insurance written and franchise value due to loss of a significant customer; decline in the volume of low down payment mortgage originations; the definition of "Qualified Mortgage" reducing the size of the mortgage origination market or creating incentives to use government mortgage insurance programs; the definition of "Qualified Residential Mortgage" reducing the number of low down payment loans or lenders and investors seeking alternatives to private mortgage insurance; the implementation of the Basel III Capital Accord discouraging the use of private mortgage insurance; a decrease in the length of time that insurance policies are in force; uncertainty of loss reserve estimates; our non-U.S. operations becoming subject to U.S. Federal income taxation; becoming considered a passive foreign investment company for U.S. Federal income tax purposes; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission on February 17, 2023, as subsequently updated through other reports we file with the Securities and Exchange Commission. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

About the Company:
Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company (collectively with its subsidiaries, “Essent”) which serves the housing finance industry by offering private mortgage insurance, reinsurance, risk management products and title insurance and settlement services to mortgage lenders, borrowers, and investors to support homeownership. Additional information regarding Essent may be found at www.essentgroup.com.

Source: Essent Group Ltd.

Media Contact
610.230.0556
media@essentgroup.com

Investor Relations Contact
Philip Stefano
Vice President, Investor Relations
855-809-ESNT
ir@essentgroup.com

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter and Year Ended December 31, 2023

Exhibit A	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C	Consolidated Historical Quarterly Data
Exhibit D	U.S Mortgage Insurance Portfolio Historical Quarterly Data
Exhibit E	New Insurance Written - U.S. Mortgage Insurance Portfolio
Exhibit F	Insurance in Force and Risk in Force - U.S. Mortgage Insurance Portfolio
Exhibit G	Other Risk in Force
Exhibit H	U.S. Mortgage Insurance Portfolio Vintage Data
Exhibit I	U.S. Mortgage Insurance Portfolio Reinsurance Vintage Data
Exhibit J	U.S. Mortgage Insurance Portfolio Geographic Data
Exhibit K	Rollforward of Defaults and Reserve for Losses and LAE
Exhibit L	Detail of Reserves by Default Delinquency
Exhibit M	Investments Available for Sale
Exhibit N	U.S. Mortgage Insurance Company Capital
Exhibit O	Loss, Expense and Combined Ratios and Reconciliation of Non-GAAP Financial Measures

				Exhibit A

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
(In thousands, except per share amounts)	2023	2022	2023	2022
Revenues:
Direct premiums written	$269,255	$235,015	$1,028,781	$927,702
Ceded premiums	(31,068)	(34,289)	(134,499)	(107,673)
Net premiums written	238,187	200,726	894,282	820,029
Decrease in unearned premiums	7,427	6,526	22,624	22,498
Net premiums earned	245,614	207,252	916,906	842,527
Net investment income	50,581	37,796	186,139	124,409
Realized investment gains (losses), net	(4,892)	(5,524)	(7,204)	(13,172)
Income (loss) from other invested assets	(421)	(7,599)	(11,118)	28,676
Other income (loss)	6,395	(1,888)	25,036	18,384
Total revenues	297,277	230,037	1,109,759	1,000,824

Losses and expenses:
Provision (benefit) for losses and LAE	19,640	4,101	31,542	(174,704)
Other underwriting and operating expenses	55,248	46,895	200,431	171,733
Premiums retained by agents	11,475	—	24,650	—
Interest expense	7,953	6,045	30,137	15,608
Total losses and expenses	94,316	57,041	286,760	12,637

Income before income taxes	202,961	172,996	822,999	988,187
Income tax expense	27,594	25,630	126,613	156,834
Net income	$175,367	$147,366	$696,386	$831,353

Earnings per share:
Basic	$1.66	$1.38	$6.56	$7.75
Diluted	1.64	1.37	6.50	7.72

Weighted average shares outstanding:
Basic	105,733	106,881	106,222	107,205
Diluted	106,823	107,419	107,129	107,653

Net income	$175,367	$147,366	$696,386	$831,353

Other comprehensive income (loss):
Change in unrealized appreciation (depreciation) of investments	155,887	40,787	102,294	(433,497)
Total other comprehensive income (loss)	155,887	40,787	102,294	(433,497)
Comprehensive income	$331,254	$188,153	$798,680	$397,856

		Exhibit B

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	December 31,	December 31,
(In thousands, except per share amounts)	2023	2022
Assets
Investments
Fixed maturities available for sale, at fair value	$4,335,008	$4,489,598
Short-term investments available for sale, at fair value	928,731	252,027
Total investments available for sale	5,263,739	4,741,625
Other invested assets	277,226	257,941
Total investments	5,540,965	4,999,566
Cash	141,787	81,240
Accrued investment income	35,689	33,162
Accounts receivable	63,266	57,399
Deferred policy acquisition costs	9,139	9,910
Property and equipment	41,304	19,571
Prepaid federal income tax	470,646	418,460
Goodwill and intangible assets, net	72,826	—
Other assets	51,051	104,489
Total assets	$6,426,673	$5,723,797

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$260,095	$216,464
Unearned premium reserve	140,285	162,887
Net deferred tax liability	362,753	356,810
Credit facility borrowings, net of deferred costs	421,920	420,864
Other accrued liabilities	139,070	104,463
Total liabilities	1,324,123	1,261,488

Commitments and contingencies

Stockholders' Equity
Common shares, $0.015 par value:
Authorized - 233,333; issued and outstanding - 106,597 shares in 2023 and 107,683 shares in 2022	1,599	1,615
Additional paid-in capital	1,299,869	1,350,377
Accumulated other comprehensive (loss) income	(280,496)	(382,790)
Retained earnings	4,081,578	3,493,107
Total stockholders' equity	5,102,550	4,462,309

Total liabilities and stockholders' equity	$6,426,673	$5,723,797

Return on average equity	14.6%	19.1%

					Exhibit C
Essent Group Ltd. and Subsidiaries
Supplemental Information
Consolidated Historical Quarterly Data

	2023				2022
Selected Income Statement Data	December 31	September 30	June 30	March 31	December 31
(In thousands, except per share amounts)
Revenues:
Net premiums earned:
U.S. Mortgage Insurance Portfolio	$211,083	$209,351	$195,502	$196,565	$192,670
GSE and other risk share	17,166	16,850	17,727	14,693	14,582
Title Insurance	17,365	20,604	—	—	—
Net premiums earned	245,614	246,805	213,229	211,258	207,252
Net investment income	50,581	47,072	45,250	43,236	37,796
Realized investment gains (losses), net	(4,892)	(235)	(1,589)	(488)	(5,524)
Income (loss) from other invested assets	(421)	(3,143)	(4,852)	(2,702)	(7,599)
Other income (loss) (1)	6,395	5,609	8,090	4,942	(1,888)
Total revenues	297,277	296,108	260,128	256,246	230,037

Losses and expenses:
Provision (benefit) for losses and LAE	19,640	10,822	1,260	(180)	4,101
Other underwriting and operating expenses	55,248	54,814	42,174	48,195	46,895
Premiums retained by agents	11,475	13,175	—	—	—
Interest expense	7,953	7,854	7,394	6,936	6,045
Total losses and expenses	94,316	86,665	50,828	54,951	57,041

Income before income taxes	202,961	209,443	209,300	201,295	172,996
Income tax expense (2)	27,594	31,484	37,067	30,468	25,630
Net income	$175,367	$177,959	$172,233	$170,827	$147,366

Earnings per share:
Basic	$1.66	$1.68	$1.62	$1.60	$1.38
Diluted	1.64	1.66	1.61	1.59	1.37

Weighted average shares outstanding:
Basic	105,733	105,979	106,249	106,943	106,881
Diluted	106,823	107,025	107,093	107,585	107,419

Book value per share	$47.87	$44.98	$44.24	$43.18	$41.44
Return on average equity (annualized)	14.2%	14.9%	14.7%	15.0%	13.5%

Credit Facility
Borrowings outstanding	$425,000	$425,000	$425,000	$425,000	$425,000
Undrawn committed capacity	$400,000	$400,000	$400,000	$400,000	$400,000
Weighted average interest rate (end of period)	7.11%	7.07%	6.87%	6.52%	6.02%
Debt-to-capital	7.69%	8.12%	8.24%	8.38%	8.70%

(1) Other income includes net favorable (unfavorable) changes in the fair value of embedded derivatives associated with certain of our third-party reinsurance agreements, which for the quarters ended December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023, and December 31, 2022 was $412, ($898), $2,726, ($368), and ($6,515), respectively.

(2) Income tax expense for the quarters ended December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022 includes ($1,132), ($763), ($888), ($368) and ($4,122), respectively, of discrete tax (benefit) expense associated with realized and unrealized gains and losses. Income tax expense for the quarter ended December 31, 2023 also includes a $2,731 net benefit associated with the recognition of a deferred tax asset for unrealized losses on the investment portfolios of Essent Group and Essent Re upon the enactment of the Bermuda Corporate Income Tax. Income tax expense for the quarter ended June 30, 2023 also includes $5,295 of net discrete tax expense associated with prior year tax returns.

				Exhibit D
Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S Mortgage Insurance Portfolio Historical Quarterly Data

	2023				2022
Other Data, continued:	December 31	September 30	June 30	March 31	December 31
($ in thousands)

U.S. Mortgage Insurance Portfolio
New insurance written	$8,769,160	$12,505,823	$13,498,080	$12,893,789	$13,011,432
New risk written	2,409,340	3,458,467	3,726,513	3,548,015	3,522,726

Average insurance in force	$239,005,961	$237,270,093	$233,484,941	$228,885,174	$224,840,675
Insurance in force (end of period)	$239,078,262	$238,661,612	$235,649,884	$231,537,417	$227,062,055
Gross risk in force (end of period) (1)	$64,061,374	$63,605,057	$62,403,400	$60,879,979	$59,276,489
Risk in force (end of period)	$54,591,590	$53,920,308	$53,290,643	$51,469,312	$49,903,626
Policies in force	822,012	825,248	821,690	815,751	808,596
Weighted average coverage (2)	26.8%	26.7%	26.5%	26.3%	26.1%
Annual persistency	86.9%	86.6%	85.8%	84.4%	82.1%

Loans in default (count)	14,819	13,391	12,480	12,773	13,433
Percentage of loans in default	1.80%	1.62%	1.52%	1.57%	1.66%

U.S. Mortgage Insurance Portfolio premium rate:
Base average premium rate (3)	0.40%	0.40%	0.40%	0.40%	0.40%
Single premium cancellations (4)	—%	—%	—%	—%	—%
Gross average premium rate	0.40%	0.40%	0.40%	0.40%	0.40%
Ceded premiums	(0.05%)	(0.05%)	(0.07%)	(0.06%)	(0.06%)
Net average premium rate	0.35%	0.35%	0.33%	0.34%	0.34%

(1) Gross risk in force includes risk ceded under third-party reinsurance.
(2) Weighted average coverage is calculated by dividing end of period gross risk in force by end of period insurance in force.
(3) Base average premium rate is calculated by dividing annualized base premiums earned by average insurance in force for the period.
(4) Single premium cancellations is calculated by dividing annualized premiums on the cancellation of non-refundable single premium policies by average insurance in force for the period.

							Exhibit E

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Flow

NIW by Credit Score
	Three Months Ended				Year Ended
	December 31, 2023		December 31, 2022		December 31, 2023		December 31, 2022
($ in thousands)
>=760	$3,708,316	42.3%	$4,761,917	36.6%	$19,181,507	40.2%	$25,704,025	40.8%
740-759	1,531,800	17.5	2,428,164	18.7	8,563,621	18.0	10,927,903	17.3
720-739	1,333,537	15.2	2,301,392	17.7	7,644,101	16.0	10,186,558	16.2
700-719	1,256,250	14.3	1,919,146	14.6	7,148,954	15.0	8,371,867	13.2
680-699	581,913	6.6	1,138,743	8.8	3,606,260	7.6	5,548,687	8.8
<=679	357,344	4.1	462,070	3.6	1,522,409	3.2	2,322,026	3.7
Total	$8,769,160	100.0%	$13,011,432	100.0%	$47,666,852	100.0%	$63,061,066	100.0%

Weighted average credit score	747		744		746		746

NIW by LTV
	Three Months Ended				Year Ended
	December 31, 2023		December 31, 2022		December 31, 2023		December 31, 2022
($ in thousands)
85.00% and below	$642,636	7.3%	$1,121,853	8.6%	$3,443,647	7.2%	$5,678,058	9.0%
85.01% to 90.00%	1,871,854	21.3	3,075,304	23.6	9,822,916	20.6	16,732,649	26.5
90.01% to 95.00%	4,660,032	53.1	7,464,333	57.4	26,043,728	54.6	33,925,998	53.8
95.01% and above	1,594,638	18.3	1,349,942	10.4	8,356,561	17.6	6,724,361	10.7
Total	$8,769,160	100.0%	$13,011,432	100.0%	$47,666,852	100.0%	$63,061,066	100.0%

Weighted average LTV	93%		93%		93%		93%

NIW by Product
	Three Months Ended				Year Ended
	December 31, 2023		December 31, 2022		December 31, 2023		December 31, 2022
Single Premium policies		2.5%		4.3%		3.5%		5.6%
Monthly Premium policies		97.5		95.7		96.5		94.4
		100.0%		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended				Year Ended
	December 31, 2023		December 31, 2022		December 31, 2023		December 31, 2022
Purchase		98.7%		98.9%		98.8%		97.6%
Refinance		1.3		1.1		1.2		2.4
		100.0%		100.0%		100.0%		100.0%

						Exhibit F

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance in Force and Risk in Force - U.S. Mortgage Insurance Portfolio

Portfolio by Credit Score
IIF by FICO score	December 31, 2023		September 30, 2023		December 31, 2022
($ in thousands)
>=760	$97,085,244	40.6%	$97,027,348	40.7%	$93,389,066	41.1%
740-759	41,490,720	17.4	41,362,480	17.3	38,842,311	17.2
720-739	37,435,781	15.7	37,297,809	15.6	34,981,632	15.4
700-719	31,932,469	13.4	31,674,346	13.3	29,146,543	12.8
680-699	19,780,944	8.3	19,850,176	8.3	18,859,824	8.3
<=679	11,353,104	4.6	11,449,453	4.8	11,842,679	5.2
Total	$239,078,262	100.0%	$238,661,612	100.0%	$227,062,055	100.0%

Weighted average credit score	746		746		746

Gross RIF by FICO score	December 31, 2023		September 30, 2023		December 31, 2022
($ in thousands)
>=760	$25,752,549	40.2%	$25,594,262	40.1%	$24,152,726	40.8%
740-759	11,268,607	17.6	11,165,727	17.6	10,255,195	17.3
720-739	10,179,683	15.9	10,090,889	15.9	9,276,750	15.6
700-719	8,687,001	13.6	8,568,811	13.5	7,696,965	13.0
680-699	5,330,894	8.3	5,327,434	8.4	4,963,470	8.4
<=679	2,842,640	4.4	2,857,934	4.5	2,931,383	4.9
Total	$64,061,374	100.0%	$63,605,057	100.0%	$59,276,489	100.0%

Portfolio by LTV
IIF by LTV	December 31, 2023		September 30, 2023		December 31, 2022
($ in thousands)
85.00% and below	$19,869,776	8.3%	$21,226,685	8.9%	$24,454,468	10.8%
85.01% to 90.00%	62,973,580	26.3	63,374,562	26.6	63,436,445	27.8
90.01% to 95.00%	119,764,184	50.1	118,461,030	49.6	107,932,064	47.6
95.01% and above	36,470,722	15.3	35,599,335	14.9	31,239,078	13.8
Total	$239,078,262	100.0%	$238,661,612	100.0%	$227,062,055	100.0%

Weighted average LTV	93%		93%		92%

Gross RIF by LTV	December 31, 2023		September 30, 2023		December 31, 2022
($ in thousands)
85.00% and below	$2,364,232	3.7%	$2,525,753	4.0%	$2,903,877	4.9%
85.01% to 90.00%	15,494,172	24.2	15,566,095	24.5	15,477,031	26.1
90.01% to 95.00%	35,260,761	55.0	34,848,762	54.8	31,642,669	53.4
95.01% and above	10,942,209	17.1	10,664,447	16.7	9,252,912	15.6
Total	$64,061,374	100.0%	$63,605,057	100.0%	$59,276,489	100.0%

Portfolio by Loan Amortization Period
IIF by Loan Amortization Period	December 31, 2023		September 30, 2023		December 31, 2022
($ in thousands)
FRM 30 years and higher	$232,995,380	97.5%	$232,186,999	97.3%	$219,416,408	96.7%
FRM 20-25 years	1,685,700	0.7	1,910,610	0.8	2,601,108	1.1
FRM 15 years	1,505,759	0.6	1,719,467	0.7	2,552,931	1.1
ARM 5 years and higher	2,891,423	1.2	2,844,536	1.2	2,491,608	1.1
Total	$239,078,262	100.0%	$238,661,612	100.0%	$227,062,055	100.0%

					Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Other Risk in Force

	2023				2022
($ in thousands)	December 31	September 30	June 30	March 31	December 31
GSE and other risk share (1):
Risk in Force	$2,244,944	$2,247,393	$2,276,702	$2,098,033	$2,030,571
Reserve for losses and LAE	$29	$54	$55	$65	$74

Weighted average credit score	749	749	749	749	749
Weighted average LTV	82%	82%	83%	83%	83%

(1) GSE and other risk share includes GSE risk share and other reinsurance transactions. Essent Reinsurance Ltd. ("Essent Re") provides insurance or reinsurance relating to the risk in force on loans in reference pools acquired by Freddie Mac and Fannie Mae.

													Exhibit H

Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Portfolio Vintage Data
December 31, 2023

					Insurance in Force
Year	Original Insurance Written ($ in thousands)	Remaining Insurance in Force ($ in thousands)	% Remaining of Original Insurance	Number of Policies in Force	Weighted Average Coupon	% Purchase	>90% LTV	>95% LTV	FICO < 700	FICO >= 760	Incurred Loss Ratio (Inception to Date) (1)	Number of Loans in Default	Percentage of Loans in Default

2010 - 2014	$60,668,851	$1,432,521	2.4%	8,762	4.31%	71.2%	59.2%	7.3%	14.6%	44.4%	2.5%	379	4.33%
2015	26,193,656	1,345,073	5.1	8,143	4.23	82.9	72.5	5.0	18.2	39.1	2.5	319	3.92
2016	34,949,319	3,015,806	8.6	17,568	3.90	87.6	80.8	12.4	16.0	42.2	2.2	545	3.10
2017	43,858,322	4,792,840	10.9	28,705	4.28	91.4	72.6	21.0	20.5	37.6	3.4	1,166	4.06
2018	47,508,525	5,570,630	11.7	31,331	4.79	94.9	72.0	26.2	21.7	32.6	4.5	1,498	4.78
2019	63,569,183	12,360,264	19.4	59,051	4.23	88.4	69.0	24.9	18.8	35.4	4.3	1,913	3.24
2020	107,944,065	46,454,833	43.0	178,941	3.19	69.0	57.5	13.3	10.8	45.6	3.1	2,511	1.40
2021	84,218,250	61,442,213	73.0	200,700	3.09	86.9	63.3	15.6	13.8	40.5	7.1	3,410	1.70
2022	63,061,262	56,943,590	90.3	162,074	5.07	97.9	65.4	11.2	12.6	39.7	20.1	2,456	1.52
2023	47,666,852	45,720,492	95.9	126,737	6.66	98.8	72.4	18.1	10.9	39.4	14.5	622	0.49
Total	$579,638,285	$239,078,262	41.2	822,012	4.41	88.5	65.3	15.3	13.0	40.6	4.4	14,819	1.80

(1) Incurred loss ratio is calculated by dividing the sum of case reserves and cumulative amount paid for claims by cumulative net premiums earned.

											Exhibit I
Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Portfolio Reinsurance Vintage Data
December 31, 2023
($ in thousands)
Insurance Linked Notes (1)
									Earned Premiums Ceded
Deal Name	Vintage	Remaining Insurance in Force	Remaining Risk in Force	Original Reinsurance in Force	Remaining Reinsurance in Force	Losses Ceded to Date	Original First Layer Retention	Remaining First Layer Retention	Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (3)
Radnor Re 2018-1	Jan. 2017 - Dec. 2017	$—	$—	$—	$—	$—	$—	$—	$(644)	$1,137	$—
Radnor Re 2019-1	Jan. 2018 - Dec. 2018	—	—	—	—	—	—	—	(513)	12,894	—
Radnor Re 2019-2	Jan. 2015 - Dec. 2016	—	—	—	—	—	—	—	(175)	44	—
Radnor Re 2020-1	Jan. 2019 - Aug. 2019	6,887,869	1,797,683	495,889	2,350	—	215,605	213,230	748	6,536	—
Radnor Re 2021-1	Aug. 2020 - Mar. 2021	31,673,378	8,233,067	557,911	309,199	—	278,956	278,638	2,764	11,558	232,809
Radnor Re 2021-2	Apr. 2021 - Sep. 2021	35,958,961	9,735,395	439,407	339,890	—	279,415	279,051	3,898	16,059	276,777
Radnor Re 2022-1	Oct. 2021 - Jul. 2022	31,520,927	8,522,229	237,868	231,142	—	303,761	303,324	4,311	17,092	212,651
Radnor Re 2023-1	Aug. 2022 - Jun. 2023	30,639,242	8,380,934	281,462	281,462	—	281,463	281,463	3,641	6,759	266,826
Total		$136,680,377	$36,669,308	$2,012,537	$1,164,043	$—	$1,359,200	$1,355,706	$14,030	$72,079	$989,063

Excess of Loss Reinsurance (2)
										Earned Premiums Ceded
Deal Name	Vintage	Remaining Insurance in Force	Remaining Risk in Force	Original Reinsurance in Force	Remaining Reinsurance in Force	Losses Ceded to Date	Original First Layer Retention	Remaining First Layer Retention		Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (3)
XOL 2018-1	Jan. 2017 - Dec. 2017	$—	$—	$—	$—	$—	$—	$—		$—	$955	$—
XOL 2019-1	Jan. 2018 - Dec. 2018	5,503,086	1,441,695	118,650	76,144	—	253,643	245,894		627	2,489	—
XOL 2020-1	Jan. 2019 - Dec. 2019	6,887,869	1,797,683	55,102	36,403	—	215,605	213,230	(4)	290	1,221	—
XOL 2022-1	Oct. 2021 - Dec. 2022	70,477,115	19,058,430	141,992	141,992	—	507,114	506,183		1,611	6,390	138,081
Total		$82,868,070	$22,297,808	$315,744	$254,539	$—	$976,362	$965,220		$2,528	$11,055	$138,081

Quota Share Reinsurance (2)
						Losses Ceded		Ceding Commission		Earned Premiums Ceded
Year	Ceding Percentage	Remaining Insurance in Force	Remaining Risk in Force	Remaining Ceded Insurance in Force	Remaining Ceded Risk in Force	Quarter-to-Date	Year-to-Date	Quarter-to-Date	Year-to-Date	Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (3)
Sep. 2019 - Dec. 2020	(5)	$51,655,811	$13,558,839	$11,586,936	$3,004,059	$(164)	$(2,372)	$2,493	$10,836	$4,448	$17,675	$178,426
Jan. 2022 - Dec. 2022	20%	56,890,266	15,401,694	11,378,053	3,080,339	2,258	9,731	1,921	7,801	5,908	24,554	233,244
Jan. 2023 - Dec. 2023	17.5%	40,609,952	11,238,879	7,106,742	1,966,804	1,461	2,584	1,283	3,120	4,154	9,136	142,432
Total		$149,156,029	$40,199,412	$30,071,731	$8,051,202	$3,555	$9,943	$5,697	$21,757	$14,510	$51,365	$554,102

(1) Reinsurance provided by unaffiliated special purpose insurers through the issuance of mortgage insurance-linked notes ("ILNs").
(2) Reinsurance provided by panels of reinsurers.
(3) Represents the reduction in Essent Guaranty, Inc.'s Minimum Required Assets based on our interpretation of the PMIERs.
(4) First layer retentions shown are ILN retention levels as a result of overlapping coverage within the vintage.
(5) Reinsurance coverage on 40% of eligible single premium policies and 20% of all other eligible policies.

			Exhibit J

Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Portfolio Geographic Data

IIF by State
	December 31, 2023	September 30, 2023	December 31, 2022
CA	13.0%	13.0%	13.2%
FL	11.1	11.0	10.2
TX	10.5	10.5	10.4
CO	4.1	4.1	4.2
AZ	3.7	3.7	3.5
WA	3.5	3.4	3.4
GA	3.4	3.4	3.2
NC	2.9	2.8	2.7
VA	2.8	2.8	3.0
IL	2.8	2.8	3.1
All Others	42.2	42.5	43.1
Total	100.0%	100.0%	100.0%

Gross RIF by State
	December 31, 2023	September 30, 2023	December 31, 2022
CA	12.8%	12.9%	13.0%
FL	11.4	11.3	10.5
TX	10.9	10.8	10.7
CO	4.0	4.0	4.1
AZ	3.8	3.8	3.6
WA	3.5	3.4	3.3
GA	3.4	3.5	3.2
NC	2.9	2.9	2.7
VA	2.7	2.8	3.0
IL	2.7	2.8	3.0
All Others	41.9	41.8	42.9
Total	100.0%	100.0%	100.0%

					Exhibit K

Essent Group Ltd. and Subsidiaries
Supplemental Information
Rollforward of Defaults and Reserve for Losses and LAE
U.S. Mortgage Insurance Portfolio

Rollforward of Insured Loans in Default
	Three Months Ended
	2023				2022
	December 31	September 30	June 30	March 31	December 31
Beginning default inventory	13,391	12,480	12,773	13,433	12,435
Plus: new defaults (A)	9,007	7,953	6,575	7,015	7,505
Less: cures	(7,418)	(6,902)	(6,761)	(7,574)	(6,425)
Less: claims paid	(148)	(129)	(96)	(94)	(73)
Less: rescissions and denials, net	(13)	(11)	(11)	(7)	(9)
Ending default inventory	14,819	13,391	12,480	12,773	13,433

(A) New defaults remaining as of December 31, 2023	6,514	3,000	1,772	1,056	730
Cure rate (1)	28%	62%	73%	85%	90%

Total amount paid for claims (in thousands)	$3,411	$2,956	$1,890	$1,959	$1,441
Average amount paid per claim (in thousands)	$23	$23	$20	$21	$20
Severity	54%	66%	58%	59%	46%

Rollforward of Reserve for Losses and LAE
	Three Months Ended
	2023				2022
($ in thousands)	December 31	September 30	June 30	March 31	December 31
Reserve for losses and LAE at beginning of period	$226,617	$216,888	$215,957	$216,390	$212,392
Less: Reinsurance recoverables	20,656	17,958	16,357	14,618	13,244
Net reserve for losses and LAE at beginning of period	205,961	198,930	199,600	201,772	199,148
Add provision for losses and LAE occurring in:
Current period	38,922	35,609	31,377	32,693	36,141
Prior years	(19,912)	(25,533)	(30,107)	(32,864)	(32,012)
Incurred losses and LAE during the period	19,010	10,076	1,270	(171)	4,129
Deduct payments for losses and LAE occurring in:
Current period	330	156	31	—	113
Prior years	3,244	2,889	1,909	2,001	1,392
Loss and LAE payments during the period	3,574	3,045	1,940	2,001	1,505
Net reserve for losses and LAE at end of period	221,397	205,961	198,930	199,600	201,772
Plus: Reinsurance recoverables	24,005	20,656	17,958	16,357	14,618
Reserve for losses and LAE at end of period	$245,402	$226,617	$216,888	$215,957	$216,390

(1) The cure rate is calculated by dividing new defaults remaining as of the reporting date by the original number of new defaults reported in the quarterly period and subtracting that percentage from 100%.

					Exhibit L
Essent Group Ltd. and Subsidiaries
Supplemental Information
Detail of Reserves by Default Delinquency
U.S. Mortgage Insurance Portfolio

	December 31, 2023
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	7,288	49%	$44,607	20%	$527,419	8%
Four to eleven payments	5,421	37	97,424	43	417,876	23
Twelve or more payments	1,984	13	78,540	35	132,257	59
Pending claims	126	1	5,550	2	6,302	88
Total case reserves	14,819	100%	226,121	100%	$1,083,854	21
IBNR			16,959
LAE			2,322
Total reserves for losses and LAE			$245,402

Average reserve per default:
Case			$15.3
Total			$16.6

Default Rate	1.80%

	December 31, 2022
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	6,154	46%	$32,242	16%	$411,624	8%
Four to eleven payments	4,684	35	65,071	33	317,417	21
Twelve or more payments	2,474	18	98,291	49	147,247	67
Pending claims	121	1	3,815	2	4,860	78
Total case reserves	13,433	100%	199,419	100%	$881,148	23
IBNR			14,956
LAE			2,015
Total reserves for losses and LAE			$216,390

Average reserve per default:
Case			$14.8
Total			$16.1

Default Rate	1.66%

				Exhibit M

Essent Group Ltd. and Subsidiaries
Supplemental Information
Investments Available for Sale

Investments Available for Sale by Asset Class
Asset Class	December 31, 2023		December 31, 2022
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$996,382	18.9%	$556,438	11.7%
U.S. agency securities	7,195	0.1	49,058	1.0
U.S. agency mortgage-backed securities	821,346	15.6	783,743	16.5
Municipal debt securities	547,258	10.5	602,690	12.8
Non-U.S. government securities	67,447	1.3	62,399	1.3
Corporate debt securities	1,297,055	24.7	1,414,321	29.8
Residential and commercial mortgage securities	517,940	9.8	511,824	10.8
Asset-backed securities	564,995	10.7	624,561	13.2
Money market funds	444,121	8.4	136,591	2.9
Total investments available for sale	$5,263,739	100.0%	$4,741,625	100.0%

Investments Available for Sale by Credit Rating
Rating (1)	December 31, 2023		December 31, 2022
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$2,561,363	53.2%	$2,122,599	46.2%
Aa1	104,474	2.2	111,262	2.4
Aa2	291,501	6.0	325,241	7.1
Aa3	208,882	4.3	232,500	5.0
A1	377,188	7.8	396,095	8.6
A2	329,423	6.8	410,163	8.9
A3	253,081	5.3	268,928	5.8
Baa1	220,901	4.6	236,793	5.1
Baa2	226,449	4.7	221,308	4.8
Baa3	166,121	3.4	187,117	4.1
Below Baa3	80,235	1.7	93,028	2.0
Total (2)	$4,819,618	100.0%	$4,605,034	100.0%

(1) Based on ratings issued by Moody's, if available. S&P or Fitch rating utilized if Moody's not available.
(2) Excludes $444,121 and $136,591 of money market funds at December 31, 2023 and December 31, 2022, respectively.
Investments Available for Sale by Duration and Book Yield
Effective Duration	December 31, 2023		December 31, 2022
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$1,892,074	35.9%	$1,245,839	26.3%
1 to < 2 Years	371,583	7.1	534,038	11.3
2 to < 3 Years	538,775	10.2	511,701	10.8
3 to < 4 Years	402,668	7.6	525,683	11.1
4 to < 5 Years	376,722	7.2	400,540	8.4
5 or more Years	1,681,917	32.0	1,523,824	32.1
Total investments available for sale	$5,263,739	100.0%	$4,741,625	100.0%

Pre-tax investment income yield:
Three months ended December 31, 2023	3.62%
Year ended December 31, 2023	3.50%

Holding company net cash and investments available for sale:
($ in thousands)
As of December 31, 2023	$693,507
As of December 31, 2022	$685,178

					Exhibit N

Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Company Capital

	2023				2022
	December 31	September 30	June 30	March 31	December 31
($ in thousands)
U.S. Mortgage Insurance Subsidiaries:
Combined statutory capital (1)	$3,376,117	$3,309,522	$3,243,086	$3,207,102	$3,178,151

Combined net risk in force (2)	$34,549,500	$34,203,678	$34,019,643	$33,038,825	$32,265,701

Risk-to-capital ratios: (3)
Essent Guaranty, Inc.	10.6:1	10.7:1	10.8:1	10.6:1	10.5:1
Essent Guaranty of PA, Inc.	0.4:1	0.5:1	0.5:1	0.5:1	0.6:1
Combined (4)	10.2:1	10.3:1	10.5:1	10.3:1	10.2:1

Essent Guaranty, Inc. PMIERs Data (5):
Available Assets	$3,379,936	$3,318,179	$3,245,481	$3,226,436	$3,191,047
Minimum Required Assets	1,985,545	1,910,659	1,991,741	1,917,769	1,832,363
PMIERs excess Available Assets	$1,394,391	$1,407,520	$1,253,740	$1,308,667	$1,358,684
PMIERs sufficiency ratio (6)	170%	174%	163%	168%	174%

Essent Reinsurance Ltd.:
Stockholder's equity (GAAP basis)	$1,758,665	$1,684,122	$1,633,763	$1,573,013	$1,478,772

Net risk in force (2)	$22,043,926	$21,739,419	$21,327,762	$20,305,111	$19,454,046

(1) Combined statutory capital equals the sum of statutory capital of Essent Guaranty, Inc. plus Essent Guaranty of PA, Inc., after eliminating the impact of intercompany transactions. Statutory capital is computed based on accounting practices prescribed or permitted by the Pennsylvania Insurance Department and the National Association of Insurance Commissioners Accounting Practices and Procedures Manual.

(2) Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.
(3) The risk-to-capital ratio is calculated as the ratio of net risk in force to statutory capital.
(4) The combined risk-to-capital ratio equals the sum of the net risk in force of Essent Guaranty, Inc. and Essent Guaranty of PA, Inc. divided by the combined statutory capital.
(5) Data is based on our interpretation of the PMIERs as of the dates indicated.
(6) PMIERs sufficiency ratio is calculated by dividing Available Assets by Minimum Required Assets.

					Exhibit O
Essent Group Ltd. and Subsidiaries
Supplemental Information
Loss, Expense and Combined Ratios and Reconciliation of Non-GAAP Financial Measures

	2023				2022
	December 31	September 30	June 30	March 31	December 31
Loss Ratio (1)	7.9%	4.4%	0.6%	(0.1)%	2.0%
Expense Ratio (2)	27.0%	27.3%	19.8%	22.8%	22.6%
Combined Ratio	34.9%	31.7%	20.4%	22.7%	24.6%

We believe that loss, expense and combined ratios are important measures of our financial performance. As a result of the July 1, 2023 acquisition of Agents National Title and Boston National Title (collectively "Title"), the consolidated loss, expense and combined ratios ("Consolidated Ratios") for the three months and year ended December 31, 2023 lack comparability with prior periods. In order to provide investors with more comparative information to prior periods, Essent has prepared the table below to reconcile the Consolidated Ratios to Consolidated Ratios Excluding Title, as shown below. Consolidated Ratios Excluding Title are financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP) and are referred to as non-GAAP measures. Consolidated Ratios Excluding Title are measures used to monitor our results and should not be viewed as a substitute for those measures determined in accordance with GAAP.

The following table sets forth the reconciliation of the loss, expense and combined Consolidated Ratios Excluding Title to the most comparable GAAP amount for the three months and year ended December 31, 2023, in accordance with Regulation G:

	Three Months Ended December 31, 2023			Year Ended December 31, 2023
	Consolidated	Acquired Title	Consolidated Excluding Title	Consolidated	Acquired Title	Consolidated Excluding Title
($ in thousands)
Revenues:
Net premiums earned	$245,614	$17,365	$228,249	$916,906	$37,969	$878,937
Net investment income	50,581	432	50,149	186,139	837	185,302
Realized investment losses, net	(4,892)	—	(4,892)	(7,204)	—	(7,204)
Loss from other invested assets	(421)	—	(421)	(11,118)	—	(11,118)
Settlement services (3)	1,475	1,475	—	3,512	3,512	—
Other income	4,920	503	4,417	21,524	907	20,617
Total revenues	297,277	19,775	277,502	1,109,759	43,225	1,066,534

Losses and expenses:
Provision (benefit) for losses and LAE	19,640	655	18,985	31,542	1,422	30,120
Other underwriting and operating expenses	55,248	11,595	43,653	200,431	25,061	175,370
Premiums retained by agents	11,475	11,475	—	24,650	24,650	—
Interest expense	7,953	—	7,953	30,137	—	30,137
Total losses and expenses	94,316	23,725	70,591	286,760	51,133	235,627

Loss ratio (1)	7.9%	3.5%	8.3%	3.4%	3.4%	3.4%
Expense ratio (2)	27.0%	122.5%	19.1%	24.5%	119.8%	20.0%
Combined ratio	34.9%	126.0%	27.4%	27.9%	123.2%	23.4%

(1) Loss ratio is calculated by dividing the provision for losses and LAE by the sum of net premiums earned and settlement services revenue, if applicable.
(2) Expense ratio is calculated by dividing the sum of other underwriting and operating expenses and premiums retained by agents by the sum of net premiums earned and settlement services revenue, if applicable.

(3) Settlement services revenue is included in "Other income" within Exhibit A and Exhibit C.